UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2010

Zumiez Inc.

(Exact name of registrant as specified in its charter)

Washington	000-51300	91-1040022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6300 Merrill Creek Parkway, Suite B, Everett, WA 98203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 551-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on May 26, 2010. The following matters were voted on by the Company’s shareholders:

Proposal Number One: Shareholders elected William M. Barnum, Jr. and Gerald F. Ryles as directors to serve a three-year term until the 2013 Annual Meeting of Shareholders. The results of the vote were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
William M. Barnum, Jr.	27,088,693	38,234	657	1,441,550
Gerald F. Ryles	27,008,984	117,943	657	1,441,550

Proposal Number Two: Shareholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2011. The results of the vote were as follows:

For	Against	Abstain
28,545,468	22,276	1,390

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUMIEZ INC.

Dated: May 27, 2010	By:	/s/ RICHARD M. BROOKS
Richard M. Brooks
Chief Executive Officer